UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 16, 2012 (April 13, 2012)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas 75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 13, 2012, the Board of Directors of DGSE Companies, Inc., a Nevada corporation (the “Registrant”), determined the existence of certain accounting irregularities beginning approximately during the second calendar quarter of 2007 and continuing in periods subsequent thereto (the “Accounting Irregularities”), which could affect financial information reported since that time. The Registrant has engaged forensic accountants to analyze the Accounting Irregularities. Based upon initial findings by the forensic accountants, Management of the Registrant believes that the Accounting Irregularities are the result of improper accounting of inventory and other balance sheet accounts by the former Chief Financial Officer of the Registrant, commencing during, and continuing subsequent to, the second calendar quarter of 2007. The Accounting Irregularities were discovered as a result of internal investigation by the Registrant, and the Registrant has discussed the matters disclosed in this Item 4.02 Periodic Report on Form 8-K with its independent auditors.

Financial statements and information reported since the inception of the Accounting Irregularities, currently believed to begin in the second calendar quarter of 2007, should not be relied upon, including, but not limited to:

(a)	the Registrant’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2007, December 31, 2008, December 31, 2009 and December 31, 2010, respectively;

(b)	the Registrant’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2007, September 30, 2007, March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010, June 30, 2010, September 30, 2010, March 31, 2011, June 30, 2011, and September 30, 2011, respectively; and

(c)	any press releases or earnings announcements relating to financial statements for the periods mentioned in (a) and (b), above.

As a result of the Accounting Irregularities, the Registrant has been unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Form 10-K”). The 2011 Form 10-K will include a full and detailed explanation of the Accounting Irregularities, including any effects the Accounting Irregularities may have on previously-reported financial information. Management of the Registrant anticipates that the work of the forensic accountants will be completed and that the 2011 Form 10-K will be filed during the second calendar quarter of 2012, although the need to complete the forensic investigation and re-audit prior financial periods, if required, could further delay the filing of the 2011 Form 10-K.

Item 7.01.	Financial Statements and Exhibits

On April 16, 2012, the Registrant issued the press release filed as Exhibit 99.1, which is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated April 16, 2012

EXHIBITS

Exhibit No.	Description
99.1	Press release dated April 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: April 16, 2011	By:	/s/ William H. Oyster
William H. Oyster
President